A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

HIT NEWS
Investing the Union Way • SECOND EDITION 2017

HIT in St. Louis: $1.2 Billion
in Total Development

The AFL-CIO Housing Investment Trust (HIT) is a proud and enduring supporter of St. Louis and its people. For 30 years the HIT has invested in the St. Louis area– supplying critical financing for 29 projects across the metro area. From downtown to the western suburbs to southwestern Illinois, the HIT is helping to finance quality housing for working families and seniors across the metropolitan area. These investments have created many hours of work for union men and women in the construction trades, and helped transform neighborhoods. And the HIT is moving forward, working with developers, community partners, and local officials to finance more projects in the future.

Between 1987 and 2017, the HIT’s investments have made a significant impact on the St. Louis area. The HIT

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DIVERSITY MATTERS:

THE HIT’S DIVERSITY DIVIDEND

According to a McKinsey report on diversity, Diversity Matters, 97% of the public companies surveyed have senior-leadership teams that fail to reflect the demographic composition of America’s labor force and women make up only 16% of executives.1 Steve Coyle, CEO of HIT, has taken a different approach to building his team.

“It has been my mission to build HIT into the most talented and diverse organization in our industry,” said Coyle, who has led the HIT for 25 years. “Simply put, the HIT’s amazing workforce mirrors the communities we serve.”

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HIT Invests $11 Billion in Impact Projects

The HIT and its affiliate, Building America CDE have invested $10.8 billion in nearly 500 union-built housing and community projects since HIT’s inception in 1984, evidencing its role as a leader in responsible investment. The projects, which directly created over 160 million hours of union construction work and over 107,000 units of housing, have created a total estimated impact of

$26.9 billion in communities across the U.S. over the last 33 years, leveraging $2.50 of economic impact for every $1.00 it invests.

The HIT is one of the nation’s oldest responsible impact investment funds. It is structured to provide superior risk-adjusted returns because of its mission, not in spite of it. The HIT,

in part, directly sources multifamily construction-related securities that have higher yields than investments of similar duration and credit quality. These investments, which result in union job creation and affordable housing rehabilitation and development, are the same investments that are the foundation of the HIT’s competitive performance.

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H I T  N E W S

HIT in St. Louis: 29 Projects

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ECONOMIC AND FISCAL IMPACTS OF HIT-
FINANCED PROJECTS IN THE ST. LOUIS AREA

Over the Past Three Decades

$730M HIT investment

$1.2B total development

$2.0B total economic benefits

13.5M hours of union construction work

4,990 housing units, 1,690 affordable

14,900 total community jobs across industries

$68M state & local tax revenue generated

Source: Pinnacle Economics and the HIT using an IMPLAN input-output model. In 2016 dollars.

helped St. Louis realize its plans for much needed multi-million dollar downtown redevelopment by helping finance two major mixed-use projects – the Park Pacific, the $98 million transformation of the former Missouri Pacific-Union Pacific headquarters building and The Laurel, the $175 million substantial rehabilitation of the former Dillard’s Department Store.

Providing seniors with refurbished, modern, and attractive homes has also been a priority. The HIT invested in three Cardinal Ritter Senior Services projects just outside the city, in Shrewsbury and Jennings, and also financed rehabilitation of Council Tower in the city. The HIT’s two newest housing investments in the metro area are geared towards seniors. The Fountains of Ellisville in Ellisville, MO will increase the existing 160-unit facility by 69 units and the second phase of Covenant Place in St. Louis, will add 102 new units.

Over the past three decades, the HIT has invested $730 million to help finance 29 projects, making St. Louis its third largest market, after New York and Chicago. With a total development investment of nearly $1.2 billion (in current dollars), these projects have produced an estimated $2.0 billion in economic benefits as the impact of the construction has rippled through the local economy. These projects have also generated 13.5 million hours of union construction work for members of the St. Louis Building Trades Council.

Looking forward, the HIT has a pipeline of additional St. Louis investment opportunities. It plans to inject much-needed financing for housing into the multi-phase NorthSide Regeneration, which promises to turn around the north side of St. Louis, building new housing units, creating union jobs and forging a bold future for the neighborhood. AFL-CIO President Trumka and the HIT were active in their support for the north side of St. Louis as the new site for the National Geospatial Intelligence Agency’s (NGA) western headquarters and its 3,100 employees. The HIT will continue to work with stakeholders in St. Louis to build it union.

Economic Impact Data: Job and economic benefits in this newsletter are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its affiliate Building America. In 2016 dollars.

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H I T  N E W S

Creating 13.5M Hours of Work

“The HIT has actively supported the
revitalization of downtown St. Louis
— you can’t walk more than a few
blocks between the Arch and Forest
Park without passing an HIT project.
The HIT has ensured that this work
is done by skilled members of the St.
Louis Building Trades.”

— John Stiffler, Executive Secretary - Treasurer, St. Louis B.C.T.C.

“It has been a great job

to work on. All the trades

are working together.

I love being a part of

the AFL-CIO. Thanks

to the Housing Investment Trust for

investing in this project.”

— Kevin Brugmann, Sheet Metal Worker, Local 36
     at The Heights at Manhassett

“The future of St. Louis

looks very promising. I

believe that the Housing

Investment Trust and

the individuals who are

committing their pensions to our cause

are doing an outstanding job.”

— Josh Peters, District 76, MO House of Representatives and
     Community Outreach Director, Greater St. Louis AFL-CIO

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H I T  N E W S

Diversity Matters: HIT’s Diversity Dividend

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Of HIT’s 53 employees, 58% are women and 43% are people of color. HIT’s senior leaders reflect this similar diversity,2 and to senior level diversity as reported in a 2013 report by the Government Accountability Office for the financial services industry. The report found that 28% of the senior managers were women and 11% were minorities.3 In short, HIT’s leadership has twice the rate of women and nearly four times the rate of people of color than does the industry.

While other organizations in the financial services industry have just begun campaigns to increase the diversity of their workforces, the HIT has long benefited from the strength of diverse backgrounds and perspectives. “The HIT’s diversity is truly representative of the workforce of our investors and embraces the values of the American labor movement,” noted Lesyllee White, Executive Vice President & Managing Director of Defined Benefit Marketing. “While many of our investors continue to encourage their asset managers to address the lack of diversity in their firm, the HIT is a model for diversity in the asset management industry.”

Studies have shown that diverse companies perform better. According to an analysis by McKinsey, public companies in the top quartile for gender and ethnic diversity are 15% and 35%, respectively, more likely to outperform their industry peers. We believe that this “diversity dividend” has been central to the HIT’s success in achieving its investment goals.

“It is critical that our workplace reflects the diversity in our nation, and in the labor unions that are the heart of our work,” said Eric Price, Executive Vice President. “As we serve America’s communities, we want to mirror our society, reflecting the powerful and unique voices that have made the United States the great country that it is today.”

In an industry challenged with diversity in the workplace, the HIT prides itself as a destination workplace for women and people of color. The HIT is stronger and able to attract and retain highly talented individuals because of the diversity of its team.

“I was born into a
multicultural household,
raised in a diverse
neighborhood and
attended its equally
diverse schools. I currently live and
work in a culturally rich metropolitan
area, blessed with diversity along
many dimensions. So, from a personal
standpoint, the working environment
at the HIT is natural, comfortable
and immensely appreciated.”

— Guy Carter, Senior Portfolio Manager

1Hunt, Vivian, et al. Diversity Matters. McKinsey, February 2, 2015.

2Department of Labor. Bureau of Labor Statistics. Labor Force Characteristics by Race and Ethnicity, 2015. Report 1062. September 2016.

3Government Accountability Office. Diversity Management. April 2013. GAO obtained data from the EEOC for financial services employers with 100 or more employees and the 12 Federal Reserve Banks.

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H I T  N E W S

Leading the Way in Impact Investing

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CASE STUDY: BOSTON

With 30 projects financed since 1984 the HIT has remained a committed partner in financing affordable housing in Boston. Whether financing housing for the formerly homeless or redeveloping one of Boston’s oldest public housing projects, the HIT has worked to meet Boston’s community development needs.

$537M HIT investment

$13.7M New Markets Tax Credits

$1.4B total development

10.3M hours of union construction work

3,675 units, 91% affordable

11,350 total community jobs

$60.6M state and local taxes generated

Source: Pinnacle Economics and the HIT using an IMPLAN input-output model. In 2016 dollars.

Additionally, the HIT stands out because the social impacts that its investments generate – number of jobs and income generated, number of quality housing units financed, dollars invested in a community’s neighborhoods – are quantifiable. These impacts may increase the well-being of pension plan beneficiaries beyond the financial returns the HIT generates.

COMMUNITY INVESTING STRATEGY

Community investment initiatives, a hallmark of HIT’s investment strategy, utilize HIT’s network and resources to bring together labor, public officials, multifamily developers, finance professionals and community groups for creative solutions to meet community development needs.

The HIT works with local partners as a source of both capital and technical expertise. This builds momentum for future HIT investment into catalytic projects that help transform communities and create local union construction jobs. Beginning in 1999 with its Community Investment Demonstration Program, the HIT has undertaken investment initiatives in New York City, Massachusetts, Chicago, among others. Currently, the HIT’s MidWest@Work Strategy seeks to revitalize communities across America’s heartland. It is underway with $220 million invested across 12 projects since late 2015. The strategy, which seeks to commit over $1 billion of HIT capital over seven years, complements HIT’s ongoing New York City Community Investment Initiative and broader impact investing commitment.

HIT IMPACTS SINCE INCEPTION

$10.8B HIT investment in nearly 500 projects

160.3M hours of union construction work

107,200 housing units, 67% affordable or workforce housing

$26.9B total economic benefits

169,500 total jobs across industries in communities where projects are located

$1.1B state & local taxes generated

Source: Pinnacle Economics and the HIT using an IMPLAN input-output model. In 2016 dollars.

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H I T  N E W S

$27 Billion of Economic Impact

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CYCLE OF SUSTAINABLE
INVESTMENT

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This pension capital enables the HIT to pursue investments in multifamily development projects by purchasing government/agency multifamily construction-related securities. The securities help in HIT’s efforts to achieve competitive returns for its investors, while the projects create union construction jobs. As workers on the projects earn income, pension plan contributions increase. The pension plans then may have more capital that can be invested in the HIT and the cycle continues.

Investors have responded to the HIT’s strategy. From $100 million in assets at inception in 1984, the HIT has grown to more than $6.1 billion in assets and is seeing growth from both existing investors, new pension fund participants, and individual defined contribution plan investors accessing the HIT through the HIT-DVF. As the HIT has grown, so has its ability to increase both the size and number of impact investments it makes each year. Through the HIT, Taft-Hartley and public pension funds have been leading the way in impact investing, proving that you can do well by doing good.

CASE STUDY: NEW YORK CITY

The HIT announced its New York City Investment Initiative in the wake of September 11, 2001. The initial project under the initiative, Hudson Crossing, was the first residential project to break ground after the attacks. Since 2002, the HIT has made 52 investments in New York City and has an active pipeline for future investment in the city.

$1.3B HIT investment

$3.1B total development

13.2M hours of union construction work

36,158 units, 95% affordable

13,070 total community jobs

$143.2M state and local taxes generated

Source: Pinnacle Economics and the HIT using an IMPLAN input-output model. In 2016 dollars.

AFL-CIO HOUSING
INVESTMENT TRUST

Stephen Coyle, Chief Executive Officer

Ted Chandler, Chief Operating Officer

Erica Khatchadourian, Chief Financial Officer

Chang Suh, Senior Executive Vice President &
Chief Portfolio Manager

MARKETING STAFF

WASHINGTON, D.C.

Lesyllee White, EVP & Managing Director of

Defined Benefit Marketing

202.467.2546

Kevin Murphy, Marketing Director

202.467.2551

WESTERN REGION

Emily Johnstone, EVP & Managing Director of

Defined Contribution Marketing

415.640.5204

MIDWEST REGION

Paul Sommers, Marketing Director

937.604.9681

NEW ENGLAND REGION

Brian Norton, Marketing Director

508.776.7007

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

Economic Impact Data: Job and economic benefits in this newsletter are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its affiliate Building America. In 2016 dollars.

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